UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2023

CLEARBRIDGE

INTERNATIONAL VALUE FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return on its assets from growth of capital and income.

II	ClearBridge International Value Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Value Fund for the twelve-month reporting period ended October 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2023, the Fund added the MSCI Europe Australasia Far East (EAFE) Index as an additional benchmark. The Fund will continue to compare its performance to the MSCI All Country World Index Ex-U.S. Index, a broad-based securities market index. For more information, please see the Fund’s prospectus supplement dated August 4, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2023

ClearBridge International Value Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return on its assets from growth of capital and income. The Fund invests primarily in equity securities of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of foreign companies. The Fund may invest up to 15% of its net assets in equity securities of emerging market issuers. The Fund may invest in equity securities of small, medium and large capitalization issuers. The Fund may invest in equity securities of foreign companies either directly or through depositary receipts representing an interest in those securities.

Under normal circumstances, the Fund may invest up to 20% of its net assets in debt securities of U.S. and foreign corporate and governmental issuers, including up to 10% of its net assets in debt securities rated below investment grade. The Fund may invest in all types of debt securities of any maturity or credit quality. We leverage an integrated global research approach that seeks stocks in companies that we believe offer the best potential for capital appreciation. While we select investments primarily for their capital appreciation potential, some investments have an income component as well.

Q. What were the overall market conditions during the Fund’s reporting period?

A. International equities delivered positive returns during the twelve-month reporting period ended October 31, 2023, with the MSCI EAFE Index (NR)i returning 14.40%, as economic resiliency in the U.S. and Europe, demand for artificial intelligence (“AI”) and strong returns in Japan helped to overcome disappointment in the pace of China’s reopening, elevated recessionary fears and the prospect of a higher-for-longer interest rate environment. Larger cap stocks outperformed smaller caps during the period, with the MSCI EAFE Small Cap Indexii returning 6.47% for the reporting period. Developed markets also broadly outperformed emerging markets, with the MSCI Emerging Markets Indexiii returning 10.80%. Despite the strong demand for AI beneficiaries in the U.S. and Europe, value stocks outperformed their growth peers, with the MSCI EAFE Value Indexiv returning 18.11% while the MSCI EAFE Growth Indexv returned 10.79% for the reporting period.

International markets capped off a tumultuous 2022 with positive returns, as easing inflationary pressures, the prospect of a reopening Chinese economy and enthusiasm for a shallower recession spurred optimism. Both the U.S. and Europe began to see an easing of inflationary pressures during the quarter and, combined with declining fears of an energy crisis in Europe and a recessionary hard landing, helped bolster investor optimism in the region and in cyclical1 sectors. Japanese markets benefited from the country’s reopening from the COVID-19 restrictions, and a weakening yen helped prompt an improved outlook for corporate earnings.

Stocks continued their upward trajectory in the first quarter of 2023, but investor optimism began to plateau as a resilient U.S. economy buoyed long-term interest rate forecasts and

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

ClearBridge International Value Fund 2023 Annual Report	1

Fund overview (cont’d)

economic data from China pointed to signs of a slower recovery than previously expected. Investor fears of a more substantial recession crystalized in March, however, as the collapse of several high-profile banks in the U.S. spurred fears of a bank run contagion to international banks. While fears of a global bank run largely subsided by the end of the quarter, the casualties from the panic included Swiss bank Credit Suisse (which the Fund did not own), which was acquired by UBS to ease investor fears.

International markets generated positive returns in the second quarter, as investor demand for AI related stocks in the U.S. and strong returns from the Japanese market helped to overcome disappointment in the slower-than-expected pace of China’s reopening. Japan proved to be a major beneficiary as investors frustrated with lackluster Chinese economic data pivoted their attention to other Asian markets and positive inflation sparked optimism that the country could see increased wages that could help power its domestic economy higher. U.S. markets continued to benefit from signs of slowing inflation and economic resiliency and received additional tailwinds from investor enthusiasm and demand for AI-related mega cap tech stocks (whose concentrated performance among a select few companies constituted a majority of overall market returns).

However, international markets turned negative in the third quarter as early optimism for rate cuts and soft economic landings soured due to stubborn inflation, a resilient U.S. economy and rising bond yields, forcing investors to confront the prospect of a higher-for-longer interest rate environment. While economic data from China continued to disappoint and spur further demand for Japanese equities, growth in Europe and the U.K. also showed signs of stubborn inflation which weighed on their performance. Rising oil prices also contributed to the higher-for-longer narrative, driving further bearish sentiment in the market and concerns that the likelihood of a soft landing for the global economy was decreasing while the odds of a recession were rising.

Q. How did we respond to these changing market conditions?

A. While we remain highly confident in the Fund’s portfolio holdings, we are vigilant for opportunities to refine the Fund’s positioning and improve the risk/reward profile of the portfolio. We continuously monitor the Fund’s existing holdings for any developments that change the Fund’s investment theses and maintain an extensive backlog of high-quality companies with strong balance sheets and compelling long-term growth potential that we can draw on to respond to these evolving catalysts. We were opportunistic during the year, making tactical adjustments to exit positions where conditions had weakened and adding new investments we believe will use these opportunities to capture market share.

We continue to have high conviction in the industrials sector, the largest overweight in the portfolio, thanks to long-term trends such as elevated infrastructure spending, electrification, and the global energy transition. Additionally, we believe the growing movement towards supply chain regionalization, a marked reversal from the past two decade’s trend towards greater globalization, should provide significant industrial demand through manufacturing reshoring, nearshoring and friendshoring. We initiated a position in

2	ClearBridge International Value Fund 2023 Annual Report

Nexans, a French industrials company that makes cable systems for offshore wind farms, subsea interconnections, power transmission, telecom networks, fiberoptics and electrical systems. Historically, Nexans was a cyclical business highly impacted by the construction cycle. However, it is currently divesting low-growth segments such as industrial and telecom and focusing on the higher-growth, high-voltage segment of its electrification portfolio. In particular, the industry for high-voltage cables used in offshore wind farms is an oligopoly that is currently capacity constrained with multiple years of contracted backlog thanks to the strong demand for renewable power. We believe this should accelerate Nexans’s growth and profitability improvement and should also rerate the stock.

During the reporting period, we recognized that the risk-reward profile for banks was becoming more balanced and required a more selective approach. As a result, we decided to lock in some gains and decrease the Fund’s overweight position in financials by trimming back on some investments and fully exiting the Fund’s position in Barclays, which we see as having been plagued by persistent execution issues and struggled to improve returns on capital. We added Mitsubishi UFJ Financial, a large Japanese banking and financial services institution, which has been very effective in its ability to extend its regional profile and now generates approximately half of its revenue streams from outside Japan. Additionally, the company has done an excellent job in keeping credit costs under control, while simultaneously improving its capital and profitability.

We took advantage of the retreat in the Chinese market to add New Oriental Education & Technology Group, in the consumer discretionary sector, the dominant market leader in the for-profit education sector in China. Implementation of the Chinese government’s Double Reduction Policy to reduce educational cost pressures resulted in the stock suffering a substantial decline. While management has had to make difficult decisions resulting in the company shuttering its after school tutoring business for elementary and middle school kids and major headcount reductions, we believe the company’s current path is a positive one and will result in profitability this year. The company’s remaining assets include a high school tutoring business, which has less risk of government scrutiny, as well as non-academic tutoring (for literature and drama programs) and a livestreaming e-commerce business. We believe its current market price fails to account for these new opportunities, and its risk/reward tradeoff is particularly compelling as New Oriental Education & Technology Group stands to see significant appreciation as the talented management team continues its path.

From a geographic perspective, we continue to be constructive on gradual change in the Japanese market. Interestingly, most of the current year’s move has been driven by cyclicals and exporters, while many quality growth businesses have lagged. This presents an interesting opportunity for us to find higher-quality names that could help compound returns beyond the initial upturn in the market. We found an opportunity to add more exposure through the Fund’s participation in the initial public offering of Rakuten Bank, one of Japan’s leading digital banks. The bank, recently spun out of its parent, e-commerce giant Rakuten

ClearBridge International Value Fund 2023 Annual Report	3

Fund overview (cont’d)

Group, sources approximately two thirds of its customer accounts from the Rakuten ecosystem, a key competitive advantage that should continue to be a structural growth driver. The company demonstrates strong fundamentals despite trading below its book value, with double-digit earnings growth and a high return on equity. We believe the market does not appreciate the long-term opportunities for the new bank to be a sustainable market share gainer.

Performance review

For the twelve months ended October 31, 2023, Class A shares of ClearBridge International Value Fund, excluding sales charges, returned 15.17%. The Fund’s unmanaged benchmarks, the MSCI All Country World Index Ex-U.S. (NR)vi and MSCI EAFE Index (NR)2, returned 12.07% and 14.40%, respectively, for the same period.

Performance Snapshot as of October 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Value Fund:
Class A	-6.98%	15.17%
Class C	-7.21%	14.52%
Class R	-6.93%	14.97%
Class I	-6.80%	15.53%
Class IS	-6.74%	15.64%
MSCI All Country World Index Ex-U.S. (NR)	-7.11%	12.07%
MSCI EAFE Index (NR)	-7.88%	14.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.45%, 2.16%, 1.58%, 0.97% and 0.88%, respectively.

[2]	Effective September 1, 2023, the Fund added the MSCI Europe Australasia Far East (EAFE) Index (NR) as an additional benchmark.

4	ClearBridge International Value Fund 2023 Annual Report

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance were the financials and consumer discretionary sectors. Relative to the benchmark MSCI EAFE Index, overall sector allocation and stock selection positively contributed to performance. Specifically, stock selection in the consumer discretionary, financials, IT, energy and consumer staples sectors, underweight allocations to the health care, consumer staples and communication services sectors and an overweight allocation to the energy sector were beneficial to performance.

On a regional basis, relative performance was positively impacted by stock selection in Japan and Europe ex-U.K. and an overweight allocation to emerging markets.

Over the reporting period, individual stocks that made a significant contribution to performance included Banco Bilbao Vizcaya Argentaria and BNP Paribas in the financials sector, Industria De Diseno Textil in the consumer discretionary sector, Marubeni in the industrials sector and TotalEnergies in the energy sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark MSCI EAFE Index, stock selection in the materials, industrials and health care sectors, an underweight allocation to the IT sector and the Fund’s cash position weighed on returns.

On a regional basis, relative performance was most negatively impacted by stock selection in the U.K. and North America, an overweight allocation to North America and underweight allocation to Japan.

ClearBridge International Value Fund 2023 Annual Report	5

Fund overview (cont’d)

Individual holdings that detracted from performance during the reporting period included Nutrien in the materials sector, Nexans and Sensata Technologies in the industrials sector, AIA Group in the financials sector and Murata Manufacturing in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the period. The largest additions to the Fund’s portfolio were positions in Mitsubishi UFJ Financial, AIA Group and Rakuten Bank in the financials sector, AstraZeneca in the health care sector and Danone in the consumer staples sector. The largest eliminations from the Fund’s portfolio included Nutrien in the materials sector, Tenaris in the energy sector, Barclays in the financials sector, Roche in the health care sector and MTU Aero Engines in the industrials sector.

Thank you for your investment in the ClearBridge International Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Grace Su

Portfolio Manager

ClearBridge Investments, LLC

Jean Yu, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 13, 2023

RISKS: Equity securities are subject to market and price fluctuations. Large-cap stocks may fall out of favor with investors based on market and economic conditions. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund is subject to certain risks of

6	ClearBridge International Value Fund 2023 Annual Report

foreign investing not associated with domestic investing. These include currency fluctuations; political, social and economic uncertainties; differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund invests in fixed income securities, these securities are subject to various risks, including but not limited to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2023 were: Total Energies SE (3.7%), Samsung Electronics Co. Ltd. (3.2%), Shell PLC (3.0%), Industria de Diseno Textil SA (3.0%), Banco Bilbao Vizcaya Argentaria SA (2.7%), Sanofi SA (2.6%), Compass Group PLC (2.5%), Mitsubishi UFJ Financial Group Inc. (2.5%), BNP Paribas SA (2.3%) and Inpex Corp. (2.2%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2023 were: financials (20.2%), industrials (17.7%), consumer discretionary (12.2%), energy (11.5%) and health care (8.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge International Value Fund 2023 Annual Report	7

Fund overview (cont’d)

i

The MSCI EAFE Index (NR) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. Net Returns (NR) include income net of tax withholding when dividends are paid.

ii	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the US and Canada.

iii	The MSCI Emerging Markets Index is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

iv

The MSCI EAFE Value Index is a market capitalization-weighted index that captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada.

[v]

The MSCI EAFE Growth Index is a market capitalization-weighted index that captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the U.S. and Canada.

vi

The MSCI All Country World Index Ex-U.S. (NR) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

8	ClearBridge International Value Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2023 and October 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Value Fund 2023 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2023 and held for the six months ended October 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-6.98%	$1,000.00	$930.20	1.26%	$6.13	Class A	5.00%	$1,000.00	$1,018.85	1.26%	$6.41
Class C	-7.21	1,000.00	927.90	1.83	8.89	Class C	5.00	1,000.00	1,015.98	1.83	9.30
Class R	-6.93	1,000.00	930.70	1.40	6.81	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	-6.80	1,000.00	932.00	0.90	4.38	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS	-6.74	1,000.00	932.60	0.81	3.95	Class IS	5.00	1,000.00	1,021.12	0.81	4.13

10	ClearBridge International Value Fund 2023 Annual Report

[1]	For the six months ended October 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge International Value Fund 2023 Annual Report	11

Fund performance (unaudited)

Average annual total returns

Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/23	15.17%	14.52%	14.97%	15.53%	15.64%
Five Years Ended 10/31/23	2.32	1.62	2.12	2.67	2.76
Ten Years Ended 10/31/23	0.82	0.10	N/A	1.19	1.28
Inception* through 10/31/23	—	—	0.40	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/23	8.83%	13.52%	14.97%	15.53%	15.64%
Five Years Ended 10/31/23	1.12	1.62	2.12	2.67	2.76
Ten Years Ended 10/31/23	0.23	0.10	N/A	1.19	1.28
Inception* through 10/31/23	—	—	0.40	—	—

Cumulative total returns

Without sales charges[1]
Class A (10/31/13 through 10/31/23)	8.53%
Class C (10/31/13 through 10/31/23)	1.02
Class R (Inception date of 1/31/14 through 10/31/23)	3.92
Class I (10/31/13 through 10/31/23)	12.51
Class IS (10/31/13 through 10/31/23)	13.56

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are February 18, 1986 (including predecessor fund), January 4, 1993, January 31, 2014, December 29, 2006 and August 4, 2008, respectively.

12	ClearBridge International Value Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge International Value Fund vs. MSCI All Country World Index Ex-U.S. (NR) and MSCI EAFE Index (NR)† — October 2013 - October 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge International Value Fund on October 31, 2013, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2023. Effective August 15, 2022, the maximum initial sales charge was reduced to 5.50%. Returns based on an initial investment made prior to August 15, 2022 have not been restated to reflect the new maximum initial sales charge. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the MSCI All Country World Index Ex-U.S. (NR) and the MSCI EAFE Index (NR) (together, the “Indices”). The MSCI All Country World Index Ex-U.S. (NR) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. The MSCI EAFE Index (NR) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge International Value Fund 2023 Annual Report	13

Schedule of investments

October 31, 2023

ClearBridge International Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 95.6%
Communication Services — 2.0%
Interactive Media & Services — 1.4%
Tencent Holdings Ltd.	56,600	$2,094,696	(a)
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC	1,023,531	942,200	(a)
Total Communication Services		3,036,896
Consumer Discretionary — 12.2%
Automobiles — 0.9%
Bayerische Motoren Werke AG	14,616	1,359,352	(a)
Diversified Consumer Services — 0.8%
New Oriental Education & Technology Group Inc., ADR	18,550	1,214,840	*
Hotels, Restaurants & Leisure — 6.3%
Arcos Dorados Holdings Inc., Class A Shares	188,400	1,699,368
Compass Group PLC	151,693	3,824,391	(a)
Galaxy Entertainment Group Ltd.	414,518	2,330,199	(a)
TravelSky Technology Ltd., Class H Shares	1,043,926	1,649,124	(a)
Total Hotels, Restaurants & Leisure		9,503,082
Household Durables — 1.2%
Panasonic Holdings Corp.	66,300	581,682	(a)
Vistry Group PLC	136,495	1,176,495	(a)
Total Household Durables		1,758,177
Specialty Retail — 3.0%
Industria de Diseno Textil SA	129,083	4,455,684	(a)
Total Consumer Discretionary		18,291,135
Consumer Staples — 7.5%
Beverages — 3.9%
Anheuser-Busch InBev SA/NV	42,791	2,434,724	(a)
Coca-Cola Femsa SAB de CV, ADR	22,841	1,736,373
Treasury Wine Estates Ltd.	219,761	1,686,805	(a)
Total Beverages		5,857,902
Food Products — 1.7%
Danone SA	42,850	2,549,166	(a)
Personal Care Products — 1.9%
Unilever PLC, LSE	61,351	2,905,625	(a)
Total Consumer Staples		11,312,693
Energy — 11.5%
Energy Equipment & Services — 1.0%
Noble Corp. PLC	32,000	1,494,080
Oil, Gas & Consumable Fuels — 10.5%
Inpex Corp.	225,855	3,277,354	(a)

See Notes to Financial Statements.

14	ClearBridge International Value Fund 2023 Annual Report

ClearBridge International Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Shell PLC, LSE	140,710	$4,534,640	(a)
TotalEnergies SE	83,438	5,578,455	(a)
Woodside Energy Group Ltd.	107,755	2,346,883	(a)
Total Oil, Gas & Consumable Fuels		15,737,332
Total Energy		17,231,412
Financials — 20.2%
Banks — 14.0%
Banco Bilbao Vizcaya Argentaria SA	513,565	4,040,337	(a)
BAWAG Group AG	57,555	2,563,523	(a)
BNP Paribas SA	60,093	3,455,589	(a)
KBC Group NV	35,179	1,936,071	(a)
Mitsubishi UFJ Financial Group Inc.	453,900	3,807,834	(a)
Rakuten Bank Ltd.	113,200	1,933,162	*(a)
Shinhan Financial Group Co. Ltd.	37,155	955,040	(a)
Standard Chartered PLC	306,918	2,353,244	(a)
Total Banks		21,044,800
Capital Markets — 2.9%
Julius Baer Group Ltd.	54,599	3,235,630	(a)
Korea Investment Holdings Co. Ltd.	31,059	1,161,098	(a)
Total Capital Markets		4,396,728
Insurance — 3.3%
AIA Group Ltd.	296,675	2,576,269	(a)
AXA SA	76,677	2,271,972	(a)
Total Insurance		4,848,241
Total Financials		30,289,769
Health Care — 8.9%
Biotechnology — 0.5%
BioNTech SE, ADR	7,450	696,873	*
Health Care Equipment & Supplies — 0.9%
Olympus Corp.	98,000	1,308,824	(a)
Life Sciences Tools & Services — 0.9%
Gerresheimer AG	14,730	1,373,915	(a)
Pharmaceuticals — 6.6%
AstraZeneca PLC	21,550	2,698,141	(a)
Bayer AG, Registered Shares	42,224	1,824,438	(a)
Hikma Pharmaceuticals PLC	67,833	1,571,660	(a)
Sanofi SA	42,945	3,899,673	(a)
Total Pharmaceuticals		9,993,912
Total Health Care		13,373,524

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	15

Schedule of investments (cont’d)

October 31, 2023

ClearBridge International Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 17.7%
Aerospace & Defense — 2.2%
Airbus SE	24,157	$3,238,879	(a)
Electrical Equipment — 4.1%
Nexans SA	24,590	1,741,936	(a)
Schneider Electric SE	17,589	2,706,195	(a)
Sensata Technologies Holding PLC	55,161	1,758,533
Total Electrical Equipment		6,206,664
Industrial Conglomerates — 3.5%
Hitachi Ltd.	43,065	2,729,745	(a)
Jardine Cycle & Carriage Ltd.	119,000	2,451,375	(a)
Total Industrial Conglomerates		5,181,120
Machinery — 3.4%
CNH Industrial NV	198,660	2,181,287
GEA Group AG	35,609	1,217,843	(a)
Metso oyj	187,409	1,651,153	(a)
Total Machinery		5,050,283
Passenger Airlines — 1.3%
Japan Airlines Co. Ltd.	105,058	1,931,364	(a)
Trading Companies & Distributors — 3.2%
Brenntag SE	28,277	2,102,724	(a)
Marubeni Corp.	189,620	2,772,581	(a)
Total Trading Companies & Distributors		4,875,305
Total Industrials		26,483,615
Information Technology — 7.4%
Electronic Equipment, Instruments & Components — 1.3%
Murata Manufacturing Co. Ltd.	117,000	2,004,137	(a)
Semiconductors & Semiconductor Equipment — 0.8%
Infineon Technologies AG	40,254	1,175,828	(a)
Software — 2.1%
SAP SE	23,125	3,101,810	(a)
Technology Hardware, Storage & Peripherals — 3.2%
Samsung Electronics Co. Ltd.	95,635	4,760,221	(a)
Total Information Technology		11,041,996
Materials — 6.2%
Chemicals — 0.9%
BASF SE	29,383	1,357,705	(a)
Construction Materials — 2.1%
Holcim AG	51,140	3,161,872	(a)

See Notes to Financial Statements.

16	ClearBridge International Value Fund 2023 Annual Report

ClearBridge International Value Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Metals & Mining — 3.2%
Anglo American PLC		89,100	$2,270,233	(a)
Glencore PLC		476,059	2,521,604	(a)
Total Metals & Mining			4,791,837
Total Materials			9,311,414
Real Estate — 2.0%
Real Estate Management & Development — 2.0%
Daito Trust Construction Co. Ltd.		27,828	2,985,009	(a)
Total Investments before Short-Term Investments (Cost — $123,805,010)			143,357,463

	Rate
Short-Term Investments — 3.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.237%	2,972,319	2,972,319	(b)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.315%	2,972,319	2,972,319	(b)(c)
Total Short-Term Investments (Cost — $5,944,638)			5,944,638
Total Investments — 99.5% (Cost — $129,749,648)			149,302,101
Other Assets in Excess of Liabilities — 0.5%			711,030
Total Net Assets — 100.0%			$150,013,131

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown is one-day yield as of the end of the reporting period.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2023, the total market value of investments in Affiliated Companies was $2,972,319 and the cost was $2,972,319 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

LSE	— London Stock Exchange

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	17

Schedule of investments (cont’d)

October 31, 2023

ClearBridge International Value Fund

Summary of Investments by Country** (unaudited)
Japan	15.6%
France	12.6
United Kingdom	10.8
Germany	9.5
United States	8.7
Spain	5.7
South Korea	4.6
Australia	4.4
China	3.3
Netherlands	3.0
Belgium	2.9
Switzerland	2.2
Hong Kong	1.7
Austria	1.7
Singapore	1.7
Macau	1.6
South Africa	1.5
Mexico	1.2
Brazil	1.1
Finland	1.1
Jordan	1.1
Short-Term Investments	4.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2023 and are subject to change.

See Notes to Financial Statements.

18	ClearBridge International Value Fund 2023 Annual Report

Statement of assets and liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $126,777,329)	$146,329,782
Investments in affiliated securities, at value (Cost — $2,972,319)	2,972,319
Foreign currency, at value (Cost — $70)	70
Dividends receivable from unaffiliated investments	923,241
European Union tax reclaims receivable (Note 1)	169,567
Receivable for Fund shares sold	111,684
Dividends receivable from affiliated investments	14,853
Prepaid expenses	11,333
Total Assets	150,532,849

Liabilities:
Payable for Fund shares repurchased	227,680
Investment management fee payable	75,001
Transfer agent fees payable	69,822
European Union tax reclaim contingent fees payable (Note 1)	44,177
Audit and tax fees payable	38,373
Service and/or distribution fees payable	27,048
Trustees’ fees payable	2,127
Accrued expenses	35,490
Total Liabilities	519,718
Total Net Assets	$150,013,131

Net Assets:
Par value (Note 7)	$157
Paid-in capital in excess of par value	190,050,467
Total distributable earnings (loss)	(40,037,493)
Total Net Assets	$150,013,131

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2023

Net Assets:
Class A	$114,260,893
Class C	$2,116,307
Class R	$679,038
Class I	$27,325,701
Class IS	$5,631,192

Shares Outstanding:
Class A	11,898,863
Class C	278,753
Class R	71,280
Class I	2,887,187
Class IS	581,479

Net Asset Value:
Class A (and redemption price)	$9.60
Class C*	$7.59
Class R (and redemption price)	$9.53
Class I (and redemption price)	$9.46
Class IS (and redemption price)	$9.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%)	$10.16

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	ClearBridge International Value Fund 2023 Annual Report

Statement of operations

For the Year Ended October 31, 2023

Investment Income:
Dividends from unaffiliated investments	$6,105,575
Dividends from affiliated investments	73,956
European Union tax reclaims (Note 1)	308,739
Less: Foreign taxes withheld	(488,702)
Total Investment Income	5,999,568

Expenses:
Investment management fee (Note 2)	1,175,617
Transfer agent fees (Notes 2 and 5)	345,799
Service and/or distribution fees (Notes 2 and 5)	330,862
Registration fees	86,009
European Union tax reclaim contingent fees (Note 1)	81,060
Fund accounting fees	73,435
Audit and tax fees	37,373
Legal fees	35,311
Shareholder reports	16,536
Custody fees	12,330
Trustees’ fees	11,321
Interest expense	11,159
Commitment fees (Note 9)	1,546
Insurance	1,153
Miscellaneous expenses	7,781
Total Expenses	2,227,292
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(283,503)
Net Expenses	1,943,789
Net Investment Income	4,055,779

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	4,889,655
Foreign currency transactions	(62,833)
Net Realized Gain	4,826,822
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	13,102,868
Foreign currencies	100,346
Change in Net Unrealized Appreciation (Depreciation)	13,203,214
Net Gain on Investments and Foreign Currency Transactions	18,030,036
Increase in Net Assets From Operations	$22,085,815

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2023	2022

Operations:
Net investment income	$4,055,779	$5,735,270
Net realized gain	4,826,822	523,039
Change in net unrealized appreciation (depreciation)	13,203,214	(57,493,142)
Increase (Decrease) in Net Assets From Operations	22,085,815	(51,234,833)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(9,880,982)	(6,425,020)
Decrease in Net Assets From Distributions to Shareholders	(9,880,982)	(6,425,020)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	32,876,738	86,594,130
Reinvestment of distributions	8,870,822	5,885,498
Cost of shares repurchased	(57,948,189)	(152,526,544)
Decrease in Net Assets From Fund Share Transactions	(16,200,629)	(60,046,916)
Decrease in Net Assets	(3,995,796)	(117,706,769)

Net Assets:
Beginning of year	154,008,927	271,715,696
End of year	$150,013,131	$154,008,927

See Notes to Financial Statements.

22	ClearBridge International Value Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.92	$11.52	$7.79	$9.57	$9.90

Income (loss) from operations:
Net investment income	0.25	0.25	0.15	0.07	0.28
Net realized and unrealized gain (loss)	1.10	(2.60)	3.68	(1.55)	(0.48)
Total income (loss) from operations	1.35	(2.35)	3.83	(1.48)	(0.20)

Less distributions from:
Net investment income	(0.67)	(0.25)	(0.10)	(0.30)	(0.13)
Total distributions	(0.67)	(0.25)	(0.10)	(0.30)	(0.13)

Net asset value, end of year	$9.60	$8.92	$11.52	$7.79	$9.57
Total return[2]	15.17%	(20.77)%	49.37%	(15.99)%	(2.06)%

Net assets, end of year (000s)	$114,261	$102,237	$130,684	$91,832	$125,266

Ratios to average net assets:
Gross expenses	1.51%[3]	1.45%	1.41%	1.47%	1.39%
Net expenses[4,5]	1.31 [3]	1.25	1.25	1.25	1.25
Net investment income	2.53	2.47	1.41	0.82	2.96

Portfolio turnover rate	27%	29%	25%	26%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.45% and 1.26%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.17	$9.33	$6.32	$7.81	$8.09

Income (loss) from operations:
Net investment income (loss)	0.15	0.14	0.06	(0.00) [2]	0.17
Net realized and unrealized gain (loss)	0.89	(2.10)	2.98	(1.26)	(0.38)
Total income (loss) from operations	1.04	(1.96)	3.04	(1.26)	(0.21)

Less distributions from:
Net investment income	(0.62)	(0.20)	(0.03)	(0.23)	(0.07)
Total distributions	(0.62)	(0.20)	(0.03)	(0.23)	(0.07)

Net asset value, end of year	$7.59	$7.17	$9.33	$6.32	$7.81
Total return[3]	14.52%	(21.44)%	48.40%	(16.55)%	(2.74)%

Net assets, end of year (000s)	$2,116	$2,272	$3,556	$2,643	$6,312

Ratios to average net assets:
Gross expenses	2.07%[4]	2.16%	2.14%	2.13%	1.99%
Net expenses[5,6]	1.95 [4]	2.00	2.00	2.00	1.94
Net investment income (loss)	1.92	1.69	0.64	(0.01)	2.21

Portfolio turnover rate	27%	29%	25%	26%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 2.02% and 1.90%, respectively, for the year ended October 31, 2023.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

24	ClearBridge International Value Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.84	$11.47	$7.76	$9.54	$9.80

Income (loss) from operations:
Net investment income	0.23	0.15	0.15	0.05	0.25
Net realized and unrealized gain (loss)	1.10	(2.52)	3.64	(1.54)	(0.47)
Total income (loss) from operations	1.33	(2.37)	3.79	(1.49)	(0.22)

Less distributions from:
Net investment income	(0.64)	(0.26)	(0.08)	(0.29)	(0.04)
Total distributions	(0.64)	(0.26)	(0.08)	(0.29)	(0.04)

Net asset value, end of year	$9.53	$8.84	$11.47	$7.76	$9.54
Total return[2]	14.97%	(20.95)%	49.04%	(16.19)%	(2.20)%

Net assets, end of year (000s)	$679	$480	$2,170	$488	$662

Ratios to average net assets:
Gross expenses	1.59%[3]	1.58%	1.56%	1.54%	1.49%
Net expenses[4,5]	1.46 [3]	1.50	1.49	1.46	1.44
Net investment income	2.31	1.41	1.38	0.60	2.62

Portfolio turnover rate	27%	29%	25%	26%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.54% and 1.42%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.80	$11.37	$7.67	$9.42	$9.77

Income (loss) from operations:
Net investment income	0.29	0.29	0.18	0.09	0.31
Net realized and unrealized gain (loss)	1.07	(2.58)	3.63	(1.51)	(0.48)
Total income (loss) from operations	1.36	(2.29)	3.81	(1.42)	(0.17)

Less distributions from:
Net investment income	(0.70)	(0.28)	(0.11)	(0.33)	(0.18)
Total distributions	(0.70)	(0.28)	(0.11)	(0.33)	(0.18)

Net asset value, end of year	$9.46	$8.80	$11.37	$7.67	$9.42
Total return[2]	15.53%	(20.45)%	49.82%	(15.68)%	(1.72)%

Net assets, end of year (000s)	$27,326	$18,427	$47,999	$69,660	$100,409

Ratios to average net assets:
Gross expenses	1.07%[3]	0.97%	0.96%	1.00%	0.99%
Net expenses[4,5]	0.95 [3]	0.90	0.89	0.90	0.90
Net investment income	2.92	2.80	1.73	1.14	3.30

Portfolio turnover rate	27%	29%	25%	26%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.02% and 0.90%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

26	ClearBridge International Value Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.99	$11.61	$7.85	$9.63	$9.98

Income (loss) from operations:
Net investment income	0.27	0.34	0.20	0.11	0.32
Net realized and unrealized gain (loss)	1.13	(2.67)	3.70	(1.55)	(0.49)
Total income (loss) from operations	1.40	(2.33)	3.90	(1.44)	(0.17)

Less distributions from:
Net investment income	(0.71)	(0.29)	(0.14)	(0.34)	(0.18)
Total distributions	(0.71)	(0.29)	(0.14)	(0.34)	(0.18)

Net asset value, end of year	$9.68	$8.99	$11.61	$7.85	$9.63
Total return[2]	15.64%	(20.47)%	49.97%	(15.57)%	(1.62)%

Net assets, end of year (000s)	$5,631	$30,593	$87,307	$63,023	$66,511

Ratios to average net assets:
Gross expenses	0.98%[3]	0.88%	0.87%	0.88%	0.85%
Net expenses[4,5]	0.85 [3]	0.80	0.80	0.80	0.80
Net investment income	2.64	3.19	1.85	1.33	3.33

Portfolio turnover rate	27%	29%	25%	26%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.93% and 0.80%, respectively, for the year ended October 31, 2023.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge International Value Fund 2023 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

28	ClearBridge International Value Fund 2023 Annual Report

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge International Value Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$2,914,208	$15,376,927	—	$18,291,135
Consumer Staples	1,736,373	9,576,320	—	11,312,693
Energy	1,494,080	15,737,332	—	17,231,412
Health Care	696,873	12,676,651	—	13,373,524
Industrials	3,939,820	22,543,795	—	26,483,615
Other Common Stocks	—	56,665,084	—	56,665,084
Total Long-Term Investments	10,781,354	132,576,109	—	143,357,463
Short-Term Investments†	5,944,638	—	—	5,944,638
Total Investments	$16,725,992	$132,576,109	—	$149,302,101

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

30	ClearBridge International Value Fund 2023 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

ClearBridge International Value Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). Income recognized, if any, for EU reclaims is reflected as European Union tax reclaims in the Statement of Operations and any related receivable is reflected as European Union tax reclaims receivable in the Statement of Assets and Liabilities. Any fees associated with these filings are reflected as European Union tax reclaim contingent fees in the Statement of Operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(179,178)	$179,178

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (effective November 30, 2023, renamed Franklin Templeton Fund Adviser, LLC) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

32	ClearBridge International Value Fund 2023 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation for Class A shares as a result of interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2023, fees waived and/or expenses reimbursed amounted to $283,503, which included an affiliated money market fund waiver of $1,266.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves

ClearBridge International Value Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. For the year ended October 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $9,140 was earned by Investor Services.

There is a maximum initial sales charge of 5.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$33,832
CDSCs	454

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$40,872,470
Sales	50,178,873

At October 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$135,864,449	$28,012,403	$(14,574,751)	$13,437,652

4. Derivative instruments and hedging activities

During the year ended October 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

34	ClearBridge International Value Fund 2023 Annual Report

For the year ended October 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$302,578	$321,735
Class C	25,111	2,033
Class R	3,173	650
Class I	—	20,954
Class IS	—	427
Total	$330,862	$345,799

For the year ended October 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$239,013
Class C	3,098
Class R	782
Class I	30,144
Class IS	10,466
Total	$283,503

6. Distributions to shareholders by class

	Year Ended October 31, 2023	Year Ended October 31, 2022
Net Investment Income:
Class A	$7,625,850	$2,811,146
Class C	210,769	76,663
Class R	34,735	49,799
Class I	1,432,575	1,295,748
Class IS	577,053	2,191,664
Total	$9,880,982	$6,425,020

7. Shares of beneficial interest

At October 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge International Value Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,430,392	$14,384,785	1,372,054	$13,988,389
Shares issued on reinvestment	768,569	7,332,145	252,050	2,709,540
Shares repurchased	(1,761,965)	(17,720,036)	(1,505,615)	(15,372,504)
Net increase	436,996	$3,996,894	118,489	$1,325,425

Class C
Shares sold	72,163	$561,567	66,725	$547,195
Shares issued on reinvestment	22,432	170,035	6,937	60,356
Shares repurchased	(132,535)	(1,048,204)	(137,919)	(1,142,173)
Net decrease	(37,940)	$(316,602)	(64,257)	$(534,622)

Class R
Shares sold	31,335	$311,967	13,473	$141,704
Shares issued on reinvestment	3,664	34,735	4,663	49,799
Shares repurchased	(18,018)	(176,659)	(152,974)	(1,743,462)
Net increase (decrease)	16,981	$170,043	(134,838)	$(1,551,959)

Class I
Shares sold	1,568,102	$15,611,729	1,901,287	$20,204,972
Shares issued on reinvestment	103,804	972,648	91,424	966,349
Shares repurchased	(879,110)	(8,587,383)	(4,121,402)	(41,912,098)
Net increase (decrease)	792,796	$7,996,994	(2,128,691)	$(20,740,777)

Class IS
Shares sold	199,220	$2,006,690	5,435,408	$51,711,870
Shares issued on reinvestment	37,710	361,259	194,574	2,099,454
Shares repurchased	(3,058,914)	(30,415,907)	(9,748,060)	(92,356,307)
Net decrease	(2,821,984)	$(28,047,958)	(4,118,078)	$(38,544,983)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2023. The following transactions were effected in such company for the year ended October 31, 2023.

36	ClearBridge International Value Fund 2023 Annual Report

	Affiliate Value at October 31, 2022

		Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$3,615,752	$13,075,355	13,075,355	$13,718,788	13,718,788

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$73,956	—	$2,972,319

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$9,880,982	$6,425,020

ClearBridge International Value Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

As of October 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income—net	$6,382,348
Deferred capital losses*	(59,917,940)
Other book/tax temporary differences(a)	84,831
Unrealized appreciation (depreciation)(b)	13,413,268
Total distributable earnings (loss)—net	$(40,037,493)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

38	ClearBridge International Value Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Value Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge International Value Fund 2023 Annual Report	39

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Investment Trust (the “Trust”) held on May 3-4, 2023, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to ClearBridge International Value Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2023 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

40	ClearBridge International Value Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs, derivatives risk management programs, cybersecurity programs and valuation-related policies, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

ClearBridge International Value Fund	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as international multi-cap value funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was above the median performance of the funds in the Performance Universe for the 1- and 3-year periods and below the median performance of the funds in the Performance Universe for the 5- and 10-year periods. The Board noted the explanations from the Manager and ClearBridge concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark for the quarter ended March 31, 2023.

42	ClearBridge International Value Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager after giving effect to breakpoints and waivers, if any (the “Actual Management Fee”), in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional separate and commingled accounts and retail managed accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

ClearBridge International Value Fund	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of funds consisting of 12 international multi-cap value funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of international multi-cap value funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was approximately equivalent to the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was approximately equivalent to the median of management fees paid by the funds in the Expense Group and approximately equivalent to the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and at the median of the actual total expense ratios of the funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2024.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had previously been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing with Fund investors any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted the size of the Fund.

44	ClearBridge International Value Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

ClearBridge International Value Fund	45

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

46	ClearBridge International Value Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

ClearBridge International Value Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

48	ClearBridge International Value Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge International Value Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

50	ClearBridge International Value Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge International Value Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

52	ClearBridge International Value Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Value Fund	53

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2023:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$28,312
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$4,923,273

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended October 31, 2023:

Foreign Taxes Paid	$334,660
Foreign Source Income Earned	$5,745,655

54	ClearBridge International Value Fund

ClearBridge

International Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J.W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Value Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge International Value Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD01936 12/23 SR23-4771

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2022 and October 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,110 in October 31, 2022 and $325,110 in October 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2022 and $0 in October 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $100,500 in October 31, 2022 and $100,500 in October 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in October 31, 2022 and $0 in October 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $785,604 in October 31, 2022 and $799,106 in October 31, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2023